Form of Schedule A Series of the Trust

[                    ], 2014

Name of Fund

Currency Funds

WisdomTree Chinese Yuan Fund

WisdomTree Emerging Currency Fund

WisdomTree Brazilian Real Fund

WisdomTree Indian Rupee Fund

WisdomTree Commodity Currency Fund

Fixed Income

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Euro Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Global Corporate Bond Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

Domestic Funds

WisdomTree LargeCap Dividend Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Total Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree Equity Income Fund

WisdomTree SmallCap Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree Total Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree U.S. Dividend Growth Fund

WisdomTree U.S. SmallCap Dividend Growth Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund

International Funds

WisdomTree DEFA Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global Equity Income Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Global ex-U.S. Growth Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global ex-U.S. Utilities Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree China Dividend ex-Financial Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Hedged SmallCap Fund

WisdomTree Emerging Markets Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Korea Hedged Equity Fund

WisdomTree Japan Interest Rate Strategy Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Tech, Media and Telecom Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

Alternative Funds

WisdomTree Managed Futures Strategy Fund

WisdomTree Global Real Return Fund